UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report: March 20, 2006

Science Applications International Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-12771	95-3630868
(Commission File Number)	(I.R.S. Employer Identification No.)

10260 Campus Point Drive, San Diego, CA 92121
(Address of Principal Executive Offices) (Zip Code)

(858) 826-6000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K

Item 5.04	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans

On March 20, 2006, Science Applications International Corporation (“SAIC” or the “Company”) sent a notice to affected participants and beneficiaries with an account in the Science Applications International Corporation Retirement Plan (“Retirement Plan”) informing them that SAIC has postponed the Retirement Plan trade date that was originally scheduled for April 7, 2006 to May 12, 2006. Participants and beneficiaries in the Retirement Plan are only permitted to increase, decrease or liquidate the portion of their account that is invested in SAIC common stock (or acquire shares of SAIC common stock for the first time) on a trade date. The period between April 7, 2006 and May 12, 2006 that is created by the postponement of the April 7th trade date is called a “blackout period.”

On March 20, 2006, SAIC sent a notice to its executive officers and directors of the blackout period and the related restrictions on transactions in SAIC’s equity securities pursuant to Section 306(a) of the Sarbanes Oxley Act of 2002 and Regulation BTR promulgated thereunder. A copy of the notice provided to the executive officers and directors is attached as Exhibit 99.1 hereto and incorporated by reference into this Item 5.04. SAIC provided such notice to its directors and executive officers within five (5) business days of March 17, 2006, which is the date the plan administrator for the Retirement Plan notified SAIC of the blackout period.

During the blackout period and for a period of two years after the ending date of the blackout period, a security holder or other interested person may obtain, without charge, the actual beginning and ending dates of the blackout period by sending a written inquiry to SAIC, 10260 Campus Point Drive, MS F3, San Diego, California 92121, Attention: General Counsel.

Item 8.01.	Other Events.

On March 17, 2006, the Chairman of the Board of Directors and Chief Executive Officer of SAIC sent a memo dated March 17, 2006 to the employees and stockholders of the Company providing a year-end summary of Company performance and an update on certain topics, including: (i) the initiation of a CEO quarterly letter to employees; (ii) the status of the Greek Olympics contract; (iii) the current plan for completion of the proposed initial public offering; (iv) the rescheduling of the SAIC stock trade involving the Retirement Plan from April 7, 2006 to May 12, 2006; (v) the proposal to hold a limited market trade to buy and sell SAIC stock in the Summer; (vi) the plans to hold an annual meeting of stockholders in the Summer; and (vii) an update on the Company’s performance. A copy of the memo is attached as Exhibit 99.2 and incorporated by reference herein in its entirety.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

The following exhibits are filed with this current report:

Exhibit 99.1	Important Notice Regarding SOX Blackout Period and Restrictions on Directors and Officers Ability to Trade in SAIC Securities dated March 20, 2006

Exhibit 99.2	Memo from Chairman and CEO to employees and stockholders dated March 17, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)	SCIENCE APPLICATIONS INTERNATIONAL CORPORATION

Date: March 20, 2006	By	/s/ DOUGLAS E. SCOTT
Douglas E. Scott
	Its:	Senior Vice President General Counsel and Secretary